Exhibit 99.2

Enovix Announces First Quarter 2022 Financial Results

FREMONT, Calif., May 11, 2022 (GLOBE NEWSWIRE) -- Enovix Corporation (“Enovix”) (Nasdaq: ENVX), the leader in the design and manufacture of next generation 3D Silicon™ Lithium-ion batteries, today posted to its website at https://ir.enovix.com a quarterly shareholder letter containing the financial results for the first quarter of 2022, ending April 3, 2022, and a new investor presentation.

The shareholder letter and investor presentation provide business updates that detail progress made in the quarter along several key areas including technology, production, and commercialization.

“In the first quarter, we moved toward commercial production out of Fab-1 and announced our latest advancement, BrakeFlowTM technology, which ushers in a new level of safety in lithium-ion batteries,” said Harrold Rust, President, Chief Executive Officer and Co-Founder of Enovix. “We also recently announced an initial order from one of the world’s largest consumer electronics companies, and have begun ordering equipment for our Gen2 production line for Fab-2.”

Enovix will hold a conference call at 2:00 PM PT / 5:00 PM ET today, May 11, 2022, to discuss the company’s business updates and financial results.

Live Dial-in Details:

North America (toll-free): +1 (833) 865-1567

International: +1 (574) 990-9731

Conference ID: 1892656

A simultaneous live webcast will be available via the investor relations section of the Company’s website at https://ir.enovix.com. An archived version of the webcast will be available for one year at https://ir.enovix.com.

About Enovix

Enovix is the leader in advanced silicon-anode lithium-ion battery development and production. The company's proprietary 3D cell architecture increases energy density and maintains high cycle life. Enovix is building an advanced silicon-anode lithium-ion battery production facility in the U.S. for volume production. The company's initial goal is to provide designers of category-leading mobile devices with a high-energy battery so they can create more innovative and effective portable products. Enovix is also developing its 3D cell technology and production process for the electric vehicle and energy storage markets to help enable widespread utilization of renewable energy. For more information, go to www.enovix.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe”, “will”, “may”, “estimate”, “continue”, “anticipate”, “intend”, “should”, “plan”, “expect”, “predict”, “could”, “potentially", “target”, “project”, “believe”, “continue” or the negative of these terms or similar expressions. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the risks set forth under the caption “Risk Factors” in the Form 10-K that we filed with the Securities and Exchange Commission (the “SEC”) on

March 25, 2022 and other documents we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this press release speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

For investor and media inquiries, please contact:

Enovix Corporation

Charles Anderson

Phone: +1 (612) 229-9729

Email: canderson@enovix.com

Or

The Blueshirt Group

Gary Dvorchak, CFA

Phone: (323) 240-5796

Email: gary@blueshirtgroup.com

For media inquiries, please contact:

Enovix Corporation

Kristin Atkins

Phone: +1 (650) 815-6934

Email: katkins@enovix.com